Exhibit 10.3.2

AMENDMENT NUMBER TWO

TO THE 2008 RESTATEMENT OF THE

AMERICAN BAR ASSOCIATION MEMBERS RETIREMENT PLAN

(Basic Plan Document No. 01)

WHEREAS, ABA Retirement Funds (“ABA/RF”) sponsors the American Bar Association Members Retirement Plan (the “Plan”), a master plan for adoption by Employers who desire to establish or continue tax-qualified retirement plans for themselves and their eligible employees;

WHEREAS, pursuant to Section 13.1(b) of the Plan, ABA/RF has the right to amend the Plan in whole or in part at any time; and

WHEREAS, ABA/RF desires to amend the Plan to reflect certain changes required or permitted by the Pension Protection Act of 2006.

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to the power of amendment contained in Section 13.1(b) of the Plan, the Plan is hereby amended as follows:

1. DATE OF OPINION LETTER. Effective March 31, 2008, Article 1 of the Plan is hereby amended by substituting the date “March 31, 2008” for the date “November 30, 2001” where such date appears in the third sentence thereof.

2. DEFINITION OF ACCOUNTS. Effective for Plan Years beginning after December 31, 2007, Section 2(1) of the Plan is hereby amended by adding the words “, the QACA Safe Harbor Contribution Account” after the words “the Roth 401(k) Contribution Account” where such words appear therein.

3. DEFINITION OF 401(k) EMPLOYER ACCOUNT. Effective for Plan Years beginning after December 31, 2007, Section 2(26) of the Plan is hereby amended in its entirety to read as follows:

(26) 401(k) Employer Account. The account to which any Qualified Nonelective Contributions, Qualified Matching Contributions, Safe Harbor Nonelective Employer Contributions (other than those made pursuant to the terms of the QACA Safe Harbor 401(k) Plan Supplement) or Safe Harbor Matching Contributions (other than those made pursuant to the terms of the QACA Safe Harbor 401(k) Plan Supplement) made on behalf of a Participant, and any earnings or losses thereon, are credited.

4. DEFINITION OF SAFE HARBOR MATCHING CONTRIBUTION. Effective for Plan Years beginning after December 31, 2007, Section 2(63) of the Plan is hereby amended in its entirety to read as follows:

(63) Safe Harbor Matching Contribution. A Matching Contribution to a Profit Sharing Plan of the Employer that satisfies the requirements set forth in either the Safe Harbor 401(k) Plan Supplement or the QACA Safe Harbor 401(k) Plan Supplement and that (i) the Employee cannot elect to receive in cash from the Employer, (ii) is only distributable under the terms of such Profit Sharing Plan to Employees or their beneficiaries upon such Participant’s termination of Service, attainment of Normal Retirement Age, death or Disability and (iii) is 100% vested when made; provided, however, that Safe Harbor Matching Contributions made pursuant to the terms of the QACA Safe Harbor 401(k) Plan Supplement shall be vested in accordance with the terms of the QACA Safe Harbor 401(k) Plan Supplement and shall be 100% vested after the completion of no more than two years of Service.

5. DEFINITION OF SAFE HARBOR NONELECTIVE EMPLOYER CONTRIBUTION. Effective for Plan Years beginning after December 31, 2007, Section 2(64) of the Plan is hereby amended in its entirety to read as follows:

(64) Safe Harbor Nonelective Employer Contribution. An Employer nonelective contribution to a Profit Sharing Plan of the Employer that satisfies the requirements set forth in the Safe Harbor 401(k) Plan Supplement or the QACA Safe Harbor 401(k) Plan Supplement and that (i) the Employee cannot elect to receive in cash from the Employer, (ii) is only distributable under the terms of such Profit Sharing Plan to Employees or their beneficiaries upon such Participant’s termination of Service, attainment of Normal Retirement Age, death or Disability and (iii) is 100% vested when made; provided, however, that Safe Harbor Nonelective Employer Contributions made pursuant to the terms of the QACA Safe Harbor 401(k) Plan Supplement shall be vested in accordance with the terms of the QACA Safe Harbor 401(k) Plan Supplement and shall be 100% vested after the completion of no more than two years of Service.

6. DEFINITION OF SAFE HARBOR PLAN. Effective for Plan Years beginning after December 31, 2007, Section 2(65) of the Plan is hereby amended by adding “or the QACA Safe Harbor 401(k) Plan Supplement” at the end of the first sentence thereof.

7. DEFINITION OF VESTED PORTION. Effective for Plan Years beginning after December 31, 2007, Section 2(75) of the Plan is hereby amended by restating the first sentence thereof to read as follows:

With respect to a Participant’s Employer Account, Matching Contribution Account and QACA Safe Harbor Contribution Account, “Vested Portion” means that percentage of such Accounts in which the Participant’s rights are fully vested as determined by reference to the vesting schedule specified in the Adoption Agreement or the QACA Safe Harbor 401(k) Plan Supplement, as applicable, and referenced in Article 6 and the term “Unvested Portion” means, with respect to such Accounts, the balance, if any, thereof.

8. DEFINITION OF QACA SAFE HARBOR CONTRIBUTION ACCOUNT. Effective for Plan Years beginning after December 31, 2007, Article 2 of the Plan is hereby amended by adding the following at the end thereof:

(77) QACA Safe Harbor Contribution Account. The account to which any Safe Harbor Nonelective Employer Contributions and any Safe Harbor Matching Contributions made on behalf of a Participant pursuant to the terms of the QACA Safe Harbor 401(k) Plan Supplement, and any earnings or losses thereon, are credited.

9. EMPLOYER CONTRIBUTIONS TO PROFIT SHARING PLAN. Effective for Plan Years beginning after December 31, 2007, Section 4.1 of the Plan is hereby amended by restating subsection (a) thereof to read as follows:

(a) Profit Sharing Plan. For each Plan Year, the Employer, in its discretion, shall determine the amount to be contributed, except that Employer contributions to a Safe Harbor Plan or a SIMPLE Plan shall be made as specified in the Safe Harbor 401(k) Plan Supplement, the QACA Safe Harbor 401(k) Plan Supplement or the Adoption Agreement, as applicable.

10. MATCHING CONTRIBUTIONS. Effective for Plan Years beginning after December 31, 2007, Section 4.2(d) of the Plan is hereby amended by restating the last sentence thereof to read as follows:

Notwithstanding any Plan provision to the contrary, any Matching Contributions made for any Plan Year to a SIMPLE Plan or a Safe Harbor Plan shall be made in accordance with the provisions in the applicable Adoption Agreement, the Safe Harbor 401(k) Plan Supplement or the QACA Safe Harbor 401(k) Plan Supplement, as applicable.

11. ADP CORRECTIVE DISTRIBUTIONS. Effective for Plan Years beginning after December 31, 2007, Section 4.2(e)(4)(A)(ii) of the Plan is hereby amended by substituting the following for the first sentence thereof:

No later than 2 1/2 months after the end of the Plan Year (or if correction by such date is administratively impracticable, no later than the last day of the subsequent Plan Year), the Employer shall cause (I) the amount of ADP Contributions to be returned to each affected Participant pursuant to subparagraph (A)(i) above, plus any income and minus any loss applicable thereto through the end of such Plan Year, to be distributed and (II) the amount of any corresponding Matching Contributions, plus any income and minus any loss applicable thereto, to be forfeited. Effective for Plan Years beginning after December 31, 2007, if an Employer has adopted and complied with the requirements of the EACA 401(k) Plan Supplement, “6 months” shall be substituted for “2 1/2 months” in the preceding sentence.

12. ACP CORRECTIVE DISTRIBUTIONS. Effective for Plan Years beginning after December 31, 2007, Section 4.2(e)(4)(B)(ii) of the Plan is hereby amended by substituting the following for the first sentence thereof:

No later than 2 1/2 months after the end of the Plan Year (or if correction by such date is administratively impracticable, no later than the last day of the subsequent Plan Year), the Employer shall cause to be distributed to the Participant such ACP Contributions in which the Participant would have been vested had the Participant terminated employment as of the last day of such Plan Year (or on the date of the Participant’s actual termination of employment, if earlier), plus any income and minus any loss allocable thereto through the end of such Plan Year, and any such ACP Contributions in which the Participant would not have been vested shall be forfeited. Effective for Plan Years beginning after December 31, 2007, if an Employer has adopted and complied with the requirements of the EACA 401(k) Plan Supplement, “6 months” shall be substituted for “2 1/2 months” in the preceding sentence.

13. SECTION 402(g) CORRECTIVE DISTRIBUTIONS. Effective for calendar years beginning after December 31, 2007, Section 4.2(f)(2) of the Plan is hereby amended by substituting the following for the third and fourth sentences thereof:

A distribution of Excess Elective Contributions, plus any income and minus any loss allocable thereto through the end of the calendar year for which the Excess Elective Contributions are made, shall be made no later than the April 15 of the calendar year following the calendar year for which such Excess Elective Contributions were made. The amount of any income or loss allocable to such Excess Elective Contributions shall equal the amount of income or loss allocable to the Participant’s Accounts attributable to Elective Contributions for the calendar year, multiplied by a fraction, the numerator of which is the amount of such Excess Elective Contributions and the denominator of which is the sum of (i) the balance of the Participant’s Accounts attributable to Elective Contributions as of the beginning of the calendar year and (ii) the amount of Elective Contributions made by the Participant for the calendar year.

14. AFTER-TAX ROLLOVER CONTRIBUTIONS. Effective for taxable years beginning on or after January 1, 2007, Section 4.4 of the Plan is hereby amended by restating the proviso thereof to read as follows:

provided, however, that if any portion of the eligible rollover distribution is attributable to after-tax contributions or designated Roth contributions (as defined in section 402A of the Code), such portion may be contributed to the Plan pursuant to this Section 4.4(a) only to the extent that such portion is transferred on behalf of the Eligible Employee directly from (i) a qualified trust (as defined in section 402(c)(8) of the Code) or an annuity contract described in section 403(b) of the Code, in the case of after-tax contributions or (ii) an “applicable retirement plan” (within the meaning of section 402A(e)(1) of the Code), in the case of designated Roth contributions.

15. PARTICIPANT ACCOUNTS. Effective for Plan Years beginning after December 31, 2007, the first paragraph of Section 5.1(a) of the Plan is amended in its entirety to read as follows:

(a) Participant Accounts. The Trustee shall establish and maintain, or cause to be established and maintained, separate accounts for each Participant. Each such separate account shall, to the extent appropriate, be composed of the following: (i) an Employer Account, to which shall be credited all Employer contributions (other than Qualified Nonelective Contributions and Safe Harbor Nonelective Employer Contributions), (ii) a 401(k) Employer Account, to which shall be credited all Qualified Nonelective Contributions, Qualified Matching Contributions, Safe Harbor Nonelective Employer Contributions (other than those made pursuant to the terms of the QACA Safe Harbor 401(k) Plan Supplement) and Safe Harbor Matching Contributions (other than those made pursuant to the terms of the QACA Safe Harbor 401(k) Plan Supplement), (iii) a 401(k) Salary Deferral Account, to which shall be credited all Pre-Tax Elective Contributions, (iv) a Matching Contribution Account, to which shall be credited all

Matching Contributions (other than Qualified Matching Contributions or Safe Harbor Matching Contributions), (v) a Post-Tax Employee Contribution Account, to which shall be credited all Post-Tax Employee Contributions, (vi) a Roth 401(k) Contribution Account, to which shall be credited all Roth 401(k) Contributions, (vii) a Rollover Account, to which shall be credited all Rollover Contributions made on behalf of a Participant and (viii) a QACA Safe Harbor Contribution Account, to which shall be credited all Safe Harbor Nonelective Employer Contributions made pursuant to the terms of the QACA Safe Harbor 401(k) Plan Supplement and Safe Harbor Matching Contributions made pursuant to the terms of the QACA Safe Harbor 401(k) Plan Supplement.

16. VALUATION OF FUNDS AND ACCOUNTS. Effective for Plan Years beginning after December 31, 2007, Section 5.1(d) of the Plan is hereby amended by restating the first sentence thereof to read as follows:

The value of a Participant’s Accounts as of any Valuation Date shall be the sum of the values of his or her investments subaccounts in each of the Participant’s Employer Account, 401(k) Employer Account, 410(k) Salary Deferral Account, Matching Contribution Account, Post-Tax Employee Contribution Account, Roth 401(k) Contribution Account, Rollover Account and QACA Safe Harbor Contribution Account.

17. ALLOCATION OF EMPLOYER CONTRIBUTIONS. Effective for Plan Years beginning after December 31, 2007, Section 5.2(c) of the Plan is hereby amended by adding “or QACA Safe Harbor 401(k) Plan Supplement, as applicable” at the end of subsection (C) thereof.

18. ALLOCATION OF MATCHING CONTRIBUTIONS. Effective for Plan Years beginning after December 31, 2007, Section 5.3 of the Plan is hereby amended by adding “or QACA Safe Harbor Contribution Account, as applicable” at the end of the first sentence thereof.

19. DISPOSAL OF EXCESS ANNUAL ADDITIONS. Effective January 1, 2009, Section 5.5(b) of the Plan is hereby amended in its entirety to read as follows:

(b) Disposal of Excess Amount. Unless the Employer specifies another method for limiting the aggregate annual additions in the Adoption Agreement, if the amount to be allocated to a Participant’s Accounts pursuant to this Article 5 for a Plan Year would exceed the limitations set forth in Section 5.4, such excess allocation shall be corrected in accordance with the Employee Plans Compliance Resolution System of the Internal Revenue Service (the “EPCRS”). Pursuant to the EPCRS, if such excess allocations consists of annual additions attributable to Elective Contributions and/or Post-Tax Employee Contributions and the Employer has not made Matching Contributions, such excess allocations shall be deemed (i) any Post-Tax Employee Contributions (plus any earnings allocable thereto) for such Plan Year, (ii) any Roth 401(k) Contributions (plus any earnings allocable thereto) for such Plan Year, (iii) any Pre-Tax Elective Contributions (plus any earnings allocable thereto) for such Plan Year, (iv) any other amounts in such Participant’s Roth 401(k) Contribution Account, (v) any other amounts in such Participant’s 401(k) Salary Deferral Account and (vi) any amounts in such Participant’s other Accounts, in that order. If, however, the Employer has made

Matching Contributions, the above order shall be modified so that all unmatched Elective Contributions (first Roth 401(k) Contributions and then Pre-Tax Elective Contributions) shall be distributed before any matched Elective Contributions (first Roth 401(k) Contributions and then Pre-Tax Elective Contributions). Any Matching Contributions (adjusted for earnings) which constitute excess allocations shall be forfeited and placed in an unallocated account established for the purpose of holding such amounts and are to be used to reduce Employer contributions in the current and succeeding year(s). Such unallocated account is adjusted for earnings and, while amounts remain in such account, the Employer is not permitted to make contributions (other than Elective Contributions) to the Plan.

20. DISTRIBUTION UPON TERMINATION. Effective for Plan Years beginning after December 31, 2007, Section 6.1(a) of the Plan is hereby amended by restating item (3) thereof to read as follows:

(3) after the Participant has completed the number of years of Service specified in (i) the vesting schedule elected by the Employer in the Adoption Agreement entitling the Participant to 100% of his or her Employer Account and Matching Contribution Account and, if applicable, (ii) the vesting schedule elected by the Employer in the QACA Safe Harbor 401(k) Plan Supplement entitling the Participant to 100% of his or her QACA Safe Harbor Contribution Account.

21. VESTING OF QACA SAFE HARBOR CONTRIBUTION ACCOUNT. Effective for Plan Years beginning after December 31, 2007, Section 6.1(b) of the Plan is hereby amended by adding the following sentence at the end of the first paragraph thereof (after Schedule E and before the second paragraph thereof) to read as follows:

In addition, the Participant shall be entitled to receive a percentage of the balance of his or her QACA Safe Harbor Contribution Account, which percentage shall be determined by reference to the number of the Participant’s years of Service at the date of the Participant’s termination of Service in accordance with the schedule specified in the QACA Safe Harbor 401(k) Plan Supplement; provided, however, that a Participant shall be fully vested in such account upon completion of no more than two years of Service.

22. FORFEITURE OF ACCOUNTS. Effective for Plan Years beginning after December 31, 2007, Section 6.1(b) of the Plan is hereby further amended by restating the first sentence of the second paragraph thereof to read as follows:

The balance of the Participant’s Employer Account, Matching Contribution Account and QACA Safe Harbor Contribution Account, as applicable, shall be charged to such account and forfeited.

23. NOTICE PERIOD. Effective for Plan Years beginning after December 31, 2006, Section 6.3(b) of the Plan is hereby amended by substituting “180” for “90” where it appears (i) in the first and third sentences of subsection (4)(B) thereof and (ii) in the first sentence of subsection (5) thereof.

24. ROLLOVER DISTRIBUTIONS. Effective January 1, 2007, Section 6.6 of the Plan is hereby restated in its entirety to read as follows:

Section 6.6 Direct Rollover Option. In the case of a distribution (excluding any amount offset against the Participant’s Accounts to repay the outstanding balance of any unpaid loan) that is an “eligible rollover distribution,” a distributee may elect that all or any portion of such distribution to which he or she is entitled shall be directly transferred from the Plan to an “eligible retirement plan.” For purposes of this Section, the term “eligible rollover distribution” shall mean any distribution to a distributee of all or any portion of the balance to the credit of such distributee in a qualified trust; except that such term shall not include (i) any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made (a) for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated Beneficiary or (b) for a specified period of 10 years or more, (ii) any distribution to the extent such distribution is required under section 401(a)(9) of the Code, (iii) any hardship distribution or (iv) the portion of any other distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). The term “eligible retirement plan” shall mean (i) an individual retirement account or annuity described in section 408 of the Code, (ii) another retirement plan qualified under section 401(a) of the Code (the terms of which permit the acceptance of rollover distributions), (iii) an annuity plan described in section 403(a) of the Code, (iv) an annuity contract described in section 403(b) of the Code or (v) an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from the Plan; provided, however, that (i) in the case of any eligible rollover distribution from the Participant’s Post-Tax Employee Contribution Account, the term “eligible retirement plan” shall mean only an individual retirement account or annuity described in section 408(a) or (b) of the Code, or a qualified trust as defined in section 402(c)(8) of the Code or an annuity contract described in section 403(b) of the Code that provides for separate accounting of the amounts directly transferred from trustee to trustee into such plan from the Plan (and earnings thereon), including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible and (ii) in the case of any eligible rollover distribution from the Participant’s Roth 401(k) Contribution Account, the term “eligible retirement plan” shall mean only an “applicable retirement plan” (within the meaning of section 402A(e)(1) of the Code) which accounts for designated Roth contributions (as defined in section 402A of the Code) or a Roth IRA described in section 408A of the Code. The term “distributee” shall mean (i) a Participant, (ii) an alternate payee (within the meaning of section 414(p)(8) of the Code) with respect to a Participant under a qualified domestic relations order or (iii) a surviving spouse of a Participant. Effective with respect to distributions made on or after January 1, 2007, the term “distributee” shall also include the non-spouse Beneficiary of a

Participant; provided, however, that a surviving non-spouse Beneficiary may elect to roll over all or any portion of a distribution to which he is entitled under the Plan that is an “eligible rollover distribution” only to an individual retirement account or annuity and only if: (i) such transfer is a direct trustee-to-trustee transfer and (ii) such account or annuity has been established for the purpose of receiving such distribution on behalf of the surviving non-spouse Beneficiary (such account or annuity so established shall be treated as an inherited account or annuity within the meaning of section 408(d)(3)(C) of the Code and shall be subject to the requirements of section 401(a)(9)(B) of the Code (other than clause (iv) thereof)).

25. ROLLOVER TO ROTH IRA. Effective for distributions after December 31, 2007, Section 6.6 of the Plan is hereby further amended by adding the following sentence at the end thereof:

Effective for distributions after December 31, 2007, a distributee may make a direct rollover distribution to a Roth IRA described in section 408A(e) of the Code.

26. HARDSHIP DISTRIBUTIONS. Effective August 17, 2006, Section 7.2(a) of the Plan is hereby amended by adding the following at the end of the first paragraph thereof:

Effective August 17, 2006, a distribution shall also be deemed to be made on account of an “immediate and heavy financial need” if the distribution is on account of any of the events described in items (ii), (iii) or (v) of the immediately preceding sentence for the Participant’s “primary beneficiary” under the Plan. A Participant’s primary beneficiary under the Plan is an individual who is named as a beneficiary under the Plan at the time the hardship is incurred and who has an unconditional right to all or a portion of the Participant’s Account balance under the Plan upon the death of the Participant.

27. AGE-OR SERVICE-BASED WITHDRAWALS. Effective for Plan Years beginning after December 31, 2007, Section 7.3(b) of the Plan is hereby amended by adding the words “, QACA Safe Harbor Contribution Account” after the words “Roth 401(k) Contribution Account” where such words appear in the first and second sentences thereof.

28. MILITARY RESERVIST DISTRIBUTION. Effective August 17, 2006, Section 7.3 of the Plan is hereby amended by adding the following subsection (e) at the end thereof:

(e) Special Withdrawal Rights During Military Service. Notwithstanding anything in the Plan to the contrary, a Participant who is a military reservist (as defined in section 101 of title 37 of the U.S. Code) and who is called to active duty after September 11, 2001 for more than 179 days or for an indefinite period may take a withdrawal from his 401(k) Salary Deferral Account and/or Roth 401(k) Contribution Account, if such withdrawal is made during the period beginning on the date of such Participant’s call to active duty and ending on the close of such Participant’s active duty. Such withdrawal shall be subject to the withdrawal requirements of Section 7.3(d) above.

29. WITHDRAWAL OF AUTOMATIC ELECTIVE CONTRIBUTIONS. Effective for Plan Years beginning after December 31, 2007, Section 7.3 of the Plan is hereby amended by adding the following subsection (f) at the end thereof:

(f) Withdrawals of Automatic Elective Contributions. Unless elected otherwise by the Employer, automatic Elective Contributions made pursuant to the QACA Safe Harbor 401(k) Plan Supplement or the EACA 401(k) Plan Supplement, as adjusted for any investment gains or losses, may be withdrawn by the Participant within 90 days of his or her first automatic Elective Contribution made pursuant to such Supplement. Any Safe Harbor Matching Contributions made with respect to such withdrawn Elective Contributions shall be forfeited. Such withdrawal from the Employer Plan or any other plan shall not constitute an “eligible rollover distribution” for purposes of Section 4.4 or 6.6 and such withdrawn Elective Contributions and any forfeited Safe Harbor Matching Contributions corresponding thereto shall not be taken into account for purposes of the actual deferral percentage test or the actual contribution percentage test described in Section 4.2.

30. RESTORATION OF FORFEITURES. Effective for Plan Years beginning after December 31, 2007, Section 8.3 of the Plan is hereby amended by adding the words “, QACA Safe Harbor Contribution Account” after the words “Employer Account” where such words appear in the first and third sentences of subsection (b) thereof and the second sentence of subsection (c) thereof.

31. QUALIFIED DOMESTIC RELATIONS ORDER. Effective August 17, 2006, Section 11.3(b) of the Plan is hereby amended by adding the following at the end thereof:

A domestic relations order shall not fail to be a qualified domestic relations order solely because of the time at which it is issued or because it is issued after or revises another domestic relations order or qualified domestic relations order.

32. TOP HEAVY STATUS. Effective for Plan Years beginning after December 31, 2007, Section 12.1 of the Plan is hereby amended by restating the fourth sentence of the first paragraph thereof to read as follows:

A SIMPLE Plan that is maintained in accordance with section 401(k)(11) of the Code shall not be subject to the requirements of this Article. An Employer Plan that consists solely of a Safe Harbor Plan that is maintained in accordance with section 401(k)(12) or 401(k)(13) of the Code and section 401(m)(11) or 401(m)(12) of the Code shall not be subject to the requirements of this Article.

33. DISTRIBUTION UPON PLAN TERMINATION. Effective for Plan Years beginning after December 31, 2007, Section 13.3 of the Plan is hereby amended by inserting the words “, QACA Safe Harbor Contribution” after the words “Roth 401(k) Contribution” where such words appear in the third sentence of the first paragraph thereof.

IN WITNESS WHEREOF, ABA/RF has caused this instrument to be executed by a duly authorized officer this 15 day of December, 2009.

ABA RETIREMENT FUNDS

By:	/s/ Diane J. Fuchs

Its:	President